UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2016 (February 1, 2016)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Department of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	4
SIGNATURE	5
EX - 10.1
EX - 10.2
EX - 10.3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Award of Performance Units
On February 1, 2016 the Compensation Committee of Gibraltar Industries, Inc. (the “Company”), granted Performance Unit awards to the Company’s executive officers in furtherance of the long term incentive compensation program in effect for the Company’s executive officers. The Performance Unit awards were issued pursuant to the terms of the Gibraltar 2015 Equity Incentive Plan (the “Equity Incentive Plan”) using a new form of Award for Performance Units (the “Performance Units”). The new Performance Units do not replace Performance Unit awards previously issued under the Equity Incentive Plan.
Under the form of the award of the Performance Units (the “Award”), a recipient (the “Recipient”) is granted Performance Units that will be converted into cash provided that the Company achieves certain Performance Goals. The targeted Performance Goal is the achievement of a specified level of Company return on invested capital (the “Targeted ROIC”). The number of Performance Units which are converted to cash is dependent on the degree to which the Company’s actual return on invested capital (the “Company ROIC”) for the Performance Period (defined below) exceeds or is less than the Targeted ROIC. The maximum number of Performance Units which the Recipient is eligible to convert into cash pursuant to the Award may increase up to a maximum of 200% and, in the event that the Company ROIC does not equal an established minimum, no payment will be made to the Recipient.
Under the Award, the Company ROIC is evaluated over a performance period beginning January 1, 2016 and ending December 31, 2016 (the “Performance Period”).
This description is qualified in its entirety by reference to the terms and conditions of the form of the Award, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Award of Restricted Units
On February 1, 2016 the Compensation Committee of Gibraltar Industries, Inc. (the “Company”), granted Restricted Unit awards to the Company’s executive officers in furtherance of the long term incentive program in effect for the Company’s executive officers. The Restricted Units were issued pursuant to the Equity Incentive Plan using a new Form of Award for Restricted Units (the “Restricted Units”). The new Restricted Units do not replace Restricted Unit awards previously issued under the Equity Incentive Plan.
Under the form of award of the Restricted Units (the “Award”), a recipient (the “Recipient”) is granted Restricted Units that are converted to Gibraltar Industries, Inc. common stock based on the passage of time, or upon Death, Disability, retirement or under certain other conditions.
This description is qualified in its entirety by reference to the terms and conditions of the form of the Award, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Form of Award - Restricted Units
On February 1, 2016 the Compensation Committee of Gibraltar Industries, Inc. (the “Company”), authorized the Company’s Chief Executive Officer to award Restricted Units under the Equity Incentive Plan to certain of the Company’s executive officers and certain other employees.

Under this form of award, if the recipient’s employment with the Company is terminated for reasons other than death , disability or retirement prior to the expiration of a vesting period described in the award, which in all cases will be greater than one year from the date of grant, the Restricted Units awarded to the recipient will be forfeited. .
This description is qualified in its entirety by reference to the terms and conditions of the form of the Restricted Unit Award, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits
(a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description

10.1	Gibraltar Industries, Inc. 2015 Equity Incentive Plan Form of Award of Performance Units
10.2	Gibraltar Industries, Inc. 2015 Equity Incentive Plan Form of Award of Restricted Units
10.3	Gibraltar Industries, Inc. 2015 Equity Incentive Plan Form of Award of Restricted Units

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: February 5, 2016
	By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Vice President, Treasurer and Secretary